Exhibit 99.1

Onconetix, Inc. (formerly known as Blue Water Biotech, Inc. and Blue Water Vaccines Inc.) (the “Company” or “Onconetix”) was formed on October 26, 2018, and is a commercial stage biotechnology company focused on the research, development, and commercialization of innovative solutions for men’s health and oncology On December 15, 2023, Onconetix, entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among (i) Onconetix, (ii) Proteomedix AG, a Swiss Company (“Proteomedix”), (iii) each of the holders of outstanding capital stock or Proteomedix Convertible Securities (other than Proteomedix Stock Options) named therein (collectively, the “Sellers”) and (iv) Thomas Meier, in the capacity as the representative of Sellers in accordance with the terms and conditions of the Share Exchange Agreement.

Pursuant to the Share Exchange Agreement, subject to the terms and conditions set forth therein, the Sellers agreed to sell to Onconetix, and Onconetix agreed to buy, all of the issued and outstanding equity interests of Proteomedix (the “Purchased Shares”) in exchange for newly issued shares of common stock of Onconetix, par value $0.00001 per share (“Buyer Common Stock”), and newly issued shares of preferred stock of Onconetix, par value $0.00001 per share (“Series B Convertible Preferred Stock”), as further described below (the “Share Exchange” and the other transactions contemplated by the Share Exchange Agreement, the “Transactions”).

In full payment for the Purchased Shares, Onconetix issued shares consisting of: (i) 3,675,414 shares of Buyer Common Stock equal to approximately 19.9% of the total issued and outstanding Buyer Common Stock and (ii) 2,696,729 shares of Series B Convertible Preferred Stock convertible into 269,672,900 shares of Buyer Common Stock. The aggregate value of the Exchange Shares at Closing was equal to approximately Seventy-Five Million U.S. Dollars ($75,000,000) (less the value of the Proteomedix shares for which the Company Stock Options are exercisable immediately prior to the Closing, subject to adjustment for indemnification.

The Share Exchange closed on December 15, 2023.  As a result of this transaction, Proteomedix became a wholly owned subsidiary of Onconetix. Accordingly, the Company’s condensed consolidated financial statements include the accounts of Onconetix and its 100% wholly owned subsidiary, Proteomedix, since the acquisition date of December 15, 2023.

The following unaudited pro forma consolidated financial information sets forth the historical consolidated balance sheet on June 30, 2024, and historical consolidated statement of operations, changes in stockholders’ equity and cash flows for the six-months ended June 30, 2024 derived from our unaudited condensed consolidated financial statements; and the following transaction adjustments assuming approval by the shareholders at annual meeting to held on September 5, 2024:

●	to give effect for the issuance 269,672,900 shares of Common Stock to be issued upon conversion of the Series B Preferred Stock;

●	to give effect for the assumption and conversion of outstanding stock options of Proteomedix in accordance with the terms of the Share Exchange Agreement between the Company and Proteomedix;

●	to give effect for receipt $922,749, net of fees, from the issuance of 7,458,642 shares pursuant an offer for exercise of previously issued preferred investment options (PIO) and the issuance of new PIOs to purchase an aggregate of 22,375,926,shares Company common stock;

●	to give effect to the issuance of up to 5,709,935 shares of Common Stock, subject to adjustment, upon conversion of the Company’s Series A Preferred Stock; and

●	to give effect to the issuance of up to 20,512,877 shares of Common Stock, subject to a post settlement adjustment, upon share settlement of related party debenture of $5,000,000 plus $128,219 of accrued interest.

The pro forma financial information does not include the effect of a reverse stock split of all the outstanding shares of common stock at a ratio of 1-for-30 to 1-for-60.

This unaudited pro forma consolidated financial information is prepared for informational purposes only and is based on assumption and estimates considered appropriate by management; however, the information is not necessarily indicative of what the consolidate stockholders’ equity would have been assuming the conversion of the Series B preferred stock had occurred on the date indicated.

ONCONETIX, INC.

Pro Forma Condensed Consolidated Balance Sheet 2024

(Unaudited)

	Actual	Pro forma adjustments (1)	ref	Pro Forma
ASSETS
Current assets
Cash	$930,541	$922,749	1	$1,853,290
Accounts receivable	171,313	—		171,313
Inventories	160,272	—		160,272
Prepaid expenses and other current assets	773,322	—		773,322
Deposit	—	—		—
Receivable from related parties	—	—		—
Total current assets	2,035,448	922,749		2,958,197

Prepaid expenses, long-term	—	—		—
Deferred offering costs	366,113	—		366,113
Deposit	—	—		—
Property and equipment, net	69,189	—		69,189
Right of use asset	179,983	—		179,983
Intangible assets	20,310,890	—		20,310,890
Goodwill	36,502,332	—		36,502,332
Total assets	$59,463,955	$922,749		$60,386,704

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable	$3,169,727	—		$3,169,727
Accrued expenses	1,438,872	(87,123)	2,3	1,351,749
Notes payable, net of debt discount	10,093,425	—		10,093,425
Related party note payable	4,893,820	(4,893,820)	2,3
Other current liability	—	—		—
Operating lease liability, current	119,474	—		119,474
Subscription agreement liability	885,600	—		885,600
Contingent warrant liability	2,641	—		2,641
Total current liabilities	20,603,559	(4,980,943)		15,622,616

Note payable, net of debt discount	111,260	—		111,260
Pension benefit obligation	375,360	—		375,360
Operating lease liability, net of current portion	60,509	—		60,509
Advances from Parent	—	—		—
Deferred tax liability	2,805,816	—		2,805,816
Total liabilities	23,956,504	(4,980,943)		18,975,561
Commitments and Contingencies
Series B preferred stock	64,236,085	(64,236,085)	4	—
Stockholders’ equity (deficit)
Series A preferred stock	—	—		—
Common stock	228	2,997	6	3,205
Additional paid-in-capital	49,405,359	77,366,068	6	126,771,427
Treasury stock	(625,791)	—		(625,791)
Accumulated deficit	(82,211,470)	(147,276)	2,3	(82,358,746)
Accumulated other comprehensive income	(2,378,952)	—		(2,378,952)
Total Onconetix stockholders’ equity (deficit)	(35,810,626)	77,221,769		41,411,143
Non-controlling interest	7,081,992	(7,081,992)	5	—
Total stockholders’ equity (deficit)	(28,728,634)	65,158,334		41,411,143
Total liabilities, convertible preferred stock and stockholders’ equity	$59,463,955	$922,749		$60,386,704

ONCONETIX, INC.
Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss

Six Months Ended June 30, 2024

(Unaudited)

	Actual	Pro forma adjustments	Ref	Pro Forma

Revenue	$1,405,281	—		$1,405,281
Cost of revenue	1,115,565	—		1,115,565
Gross profit	289,716	—		289,716

Operating expenses
Selling, general and administrative	5,957,725	—		5,957,725
Research and development	45,284	—		45,284
Impairment of ENTADFI assets	3,530,716	—		3,530,716
Impairment of goodwill	15,453,000	—		15,453,000
Total operating expenses	24,986,725	—		24,986,725
Loss from operations	(24,697,009)			(24,697,009)

Other (expense) income
Interest expense - related party	(380,943)	(147,276)	2	(528,219)
Interest expense	(393,429)	—		(393,429)
Change in fair value of subscription agreement liability – related party	(21,600)	—		(21,600)
Other - net	(3,094)	—		(3,094)
Total other expense	(799,066)	147,276		(946,342)
Loss before income taxes	(25,496,075)	(147,276)		(25,643,351)
Income tax (expense) benefit	70,799	—		70,799
Net loss	$(25,425,276)	(147,276)		$(25,572,552)

Net loss per share, basic and diluted	$(1.15)			$(0.08)

Weighted average number of common shares outstanding, basic and diluted	22,171,931	303,354,354	7	325,526,285

Other comprehensive income (loss)
Net loss	$(25,425,276)	(147,276)		$(25,572,552)
Foreign currency translation	(4,881,144)	—		(4,881,144)
Change in pension benefit obligation	(121,272)	—		121,272
Total comprehensive loss	$(30,185,148)	—		$(30,332,424)

ONCONETIX, INC.
Pro Forma Condensed Statement of Changes in Stockholders’ Equity (Deficit)

Six Months Ended June 30, 2024

												Total		Total
	Series B		Series A				Additional				Other	Onconetix	Non-	Stockholders’
	Preferred Stock		Preferred Stock		Common Stock		Paid-in	Treasury Stock		Accumulated	Comprehensive	Equity	controlling	Equity
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Shares	Amount	Deficit	Income	(Deficit)	Interest	(Deficit)
Balance at December 31, 2023	2,696,729	$64,236,085	3,000	$—	22,841,975	$228	$49,428,809	(517,399)	$(625,791)	$(56,786,194)	$2,380,920	$(5,602,028)	$7,006,504	$1,404,476
Issuance of restricted stock	—	—	—	—	3,125	—	—	—	—	—	—	—	—	—
Stock-based compensation	—	—	—	—	—	—	23,865	—	—	—	—	23,865	28,785	52,650
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	(4,991,144)	(4,991,144)	—	(4,991,144)
Changes in pension benefit obligation	—	—	—	—	—	—	—	—	—	—	154,678	154,678	—	154,678
Net loss	—	—	—	—	—	—	—	—	—	(11,118,572)	—	(11,118,572)	—	(11,118,572)
Balance at March 31, 2024	2,696,729	$64,236,085	3,000	$—	22,845,100	$228	$49,452,674	(517,399)	$(625,791)	$(67,904,766)	$(2,455,546)	$(21,533,201)	$7,035,289	$(14,497,912)
Restricted stock forfeitures	—	—	—	—	(12,500)	—	—	—	—	—	—	—	—	—
Exercise of stock options	—	—	—	—	16,276	—	163	—	—	—	—	163	—	163
Stock-based compensation	—	—	—	—	—	—	(47,478)	—	—	—	—	(47,478)	46,703	(775)
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	110,000	110,000	—	110,000
Changes in pension benefit obligation	—	—	—	—	—	—	—	—	—	—	(33,406)	(33,406)	—	(33,406)
Net loss	—	—	—	—	—	—	—	—	—	(14,453,980)	—	(14,453,980)	—	(14,453,980)
Balance at June 30, 2024 Actual	2,696,729	64,236,085	3,000	$—	22,848,876	$228	$49,405,359	(517,399)	$(625,791)	$(82,358,746)	$(2,378,952)	$(35,957,902)	$7,081,992	$(28,875,910)
Pro forma adjustments
Conversion of series B preferred stock (3)	(2,696,729)	(64,236,085)	—	—	269,672,900	2,697	64,233,388	—	—	—	—	64,236,085	—	64,236,085
Conversion of Series A preferred stock	—	—	(—)	—	5,709,935	—	—	—	—	—	—	—	—	—
PIO Inducement (1)	—	—	—	—	7,458,642	75	922,674	—	—	—	—	922,749	—	922,749
Conversion of PMX options to ONCO options (5)	—	—	—	—	—	—	7,081,992	—	—	—	—	7,081,992	(7,081,992)	—
Settlement of related party debenture (3)					20,512,877	205	5,128,014					5,128,219		5,128,219
Pro Forma balance at June 30, 2024	—	—	—	—	326,203,9230	$3,205	$126,771,427	(517,399)	$(625,791)	$(82,358,746)	$(2,378,952)	$41,411,143	$—	$41,411,143

ONCONETIX, INC.
Pro Forma Condensed Consolidated Statements of Cash Flows

For the six months ended June 30, 2024

(Unaudited)

	Actual	Pro forma Adjustments		ref	Pro Forma
Cash flows from operating activities
Net loss	$(25,425,276)	(147,276)		2	$(25,572,552)
Adjustments to reconcile net loss to net cash used in operating activities:		—
Impairment of goodwill	15,453,000	—			15,453,000
Impairment of ENTADFI assets	3,530,716	—			3,530,716
Amortization of debt discounts	291,959	106,180	(2)		398,139
Amortization of debt discount – related party	293,820	—			293,820
Loss on related party receivable	—	—			—
Depreciation and amortization	408,001	—			408,001
Change in fair value of subscription agreement liability – related party	21,600	—			21,600
Net periodic pension benefit	(24,868)	—			(24,868
Stock-based compensation	51,875	—			51,875
Interest accrued on note payable	95,751	—			95,751
Interest accrued on note payable – related party	87,123	—			87,123
Loss on impairment of inventory of ENTADFI	356,637	—			356,637
Change in fair value of contingent warrant liability	—	—			—
Deferred tax benefit	(70,799)	—			(70,799
Changes in operating assets and liabilities:		—
Accounts receivable	(31,501)	—			(31,501
Inventories	(159,095)	—			(159,095)
Prepaid expenses and other current assets	(220,928)	—			(220,928)
Prepaid expenses, long-term	(7,749)	—			(7,749)
Accounts payable	(2,188,629)	—			(2,188,629
Accrued expenses	(893,228)	41,096	(2)		(852,132)
Net cash used in operating activities	(8,431,591)	—			(8,431,591)

Cash flows from investing activities		—
Purchases of property and equipment	(22,284)	—			(22,284)
Net cash used in investing activities	(22,284)	—			(22.284)
		—
Cash flows from financing activities		—
Proceeds from issuance of note payable – related party	5,000,000	—			5,000,000
Proceeds from issuance of note payable	678,550	—			678,550
Payment of financing costs930541+5000	(400,000)	—			(400,000)
Principal payments of notes payable	(417,046)	—			(417.046)
Proceeds from exercise of stock options	163	—			163
Proceeds from exercise of PIO warrants		922,749	(1)		922.749
Purchase of treasury shares	—	—			—
Net cash provided by (used in) financing activities	4,861,667	922,749			5,859,302
Effect of exchange rate changes on cash	(31,586)	—			(31,586)
Net decrease in cash	(3,623,794)	922,749			(2,626,159)
Cash, beginning of period	4,554,335	—			4,554,335
Cash, end of period	$930,541	922,749			$1,928,176

Supplemental disclosure of cash flow information:
Cash paid for interest	$4,405	—			$4,405
Noncash investing and financing activities:		—
Operating right-of-use asset obtained in exchange of lease liability	$87,864	—			$87,864
Pro forma adjustment
Conversion of Series B preferred stock	—	$64,236,085	(4)		64,236,085
Reduction in Non-controlling interests	$—	$7,081,992	(5)		$7,081,992
Settle related party debenture and related accrued interest for common stock		$5,128,014	(3)		$5,128,014

ONCONETIX, INC.
Notes to Pro Forma Condensed Consolidated Statements

(Unaudited)

Basis of Presentation

The accompanying unaudited pro forma consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma consolidated financial information has been prepared to illustrate the effect of

(i)	The issuance of 5,709,935 shares of common stock upon conversion of the Company’s Series A preferred stock (Series A Conversion).

(ii)	Additional accrued interest amortization of debt discount accrued to date of settlement on the related party debenture.

(iii)	Settlement of the related party debenture principal amount of $5,000,000 plus accrued interest of $128,219 by issuance of 20,512,877 shares of common stock. The debt will be settled at $0.25 per share. The number of shares ultimately issued is subject to adjustment based on the Volume Weighted Average Price for 270 days after close and is not included in the calculation of the transaction adjustments listed below.

(iv)	The issuance of 269,672,900 shares of common stock upon conversion of the Company’s Series B preferred stock (Series B Conversion).

(v)	The receipt of aggregate net proceeds of $922,749 from the issuance of 7,458,642 shares of common stock on July 12, 2024 pursuant to the inducement to exercise certain outstanding Preferred Investment Options (PIO Inducement).

(vi)	Conversion of Proteomedix employee stock options to Onconetix stock options.

The unaudited pro forma consolidated financial information is not necessarily indicative of what the actual financial position as of June 30, 2024 or results of operations and cash flows for the six months then ended of Onconetix, Inc. would have been had the transactions listed above taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the company. They should be read in conjunction with the historical financial statements and notes thereto of Onconetix, Inc.

Transaction adjustments

1.	Receipt of aggregate net proceeds of $922,749 from the issuance of 7,458,642, shares pursuant to the PIO Inducement.

2.	Record additional interest on related party debenture to date of settlement of $147,276, including additional accrued interest of $41,096 and an adjustment to the carrying value resulting from amortization of debt discount of $106,180.

3.	Issuance of 20,512,877 shares of common stock for settlement of related party debenture $5,000,000 plus accrued interest of $128,219.

4.	Elimination of the $64,236,085 carrying value of the Series B Preferred stock pursuant to the Series B conversion.

5.	Elimination of the $7,081,992 non-controlling interest from the conversion of Proteomedix stock options.

6.	The following table summarizes the pro form adjustment to common stock and additional paid-in capital:

	Common Stock	Additional Paid-in Capital
Series B conversion	$2,697	$64,233,388
PIO exercise	75	922,674
Settlement of related party debenture	205	5,128,014
Conversion of Proteomedix stock options to Onconetix stock options	—	7,081,992
Total	$2,977	$77,366,068

7.	The following table shows the incremental shares used to calculate pro forma earnings per share. The table assumes that the transaction listed occurred on June 30, 2024:

Weighted average shares outstanding
Weighted average shares outstanding actual	22,171,931
Series A conversion	5,709,935
Series B conversion	269,672,900
PIO exercise	7,458,642
Settlement of related party debenture	20,512,877
Weighted average shares outstanding – Pro forma	325,526,285